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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                         ------------------------------



                                   FORM 8-K/A


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         ------------------------------


         Date of Report (Date of earliest event reported): July 26, 1996



                             UNITED MAGAZINE COMPANY
               (Exact Name of Registrant as Specified in Charter)




          Ohio                         0-2675                    31-0681050
(State or other jurisdiction    (Commission File Number)        (IRS Employer
of incorporation)                                            Identification No.)


          5131 Post Road                                   43017
           Dublin, Ohio                                 (Zip Code)
(Address of principal executive offices)


       Registrant's telephone number, including area code: (614) 792-0777
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The Form 8-K of United Magazine Company dated July 26, 1996, as amended, is being further amended to file as exhibits to such Form 8-K the documents listed in Item 7 below.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


      The following exhibits are included herein:

1. Form of Document Escrow Agreement among United Magazine Company, Ohio Periodical Distributors, Inc., all of the shareholders of Ohio Periodical Distributors, Inc., and Baker & Hostetler LLP

2. Form of Document Escrow Agreement among United Magazine Company, Wholesalers Leasing Corp., and Baker & Hostetler LLP

3. Form of Document Escrow Agreement among United Magazine Company, The Scherer Companies, all of the shareholders of The Scherer Companies, and Baker & Hostetler LLP

4. Form of Document Escrow Agreement among United Magazine Company, Geo. R. Klein News Company, Central News Company, Newspapers Sales, Inc. (collectively, the "Klein Companies"), all of the shareholders of the Klein Companies, and Baker & Hostetler LLP

5. Debenture Agreement dated October 9, 1996 among United Magazine Company, the holders of the debentures, and John Heiniger



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                          UNITED MAGAZINE COMPANY
                                          (Registrant)


Date:  August 7, 1997                     By: /s/ Thomas L. Gerlacher
                                             ------------------------------

                                          Name: Thomas L. Gerlacher
                                               ----------------------------

                                          Title: Chief Financial Officer
                                                ---------------------------


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                                 EXHIBIT INDEX

=======================================================================================
 Exhibit No.                     Exhibit Description                     Page No.
---------------------------------------------------------------------------------------
    2(z)       Form of Document Escrow Agreement among United Magazine
               Company, Ohio Periodical Distributors, Inc., all of the shareholders of
               Ohio Periodical Distributors, Inc., and Baker & Hostetler LLP
---------------------------------------------------------------------------------------
    2(aa)      Form of Document Escrow Agreement among United Magazine
               Company, Wholesalers Leasing Corp., and Baker & Hostetler LLP
---------------------------------------------------------------------------------------
    2(bb)      Form of Document Escrow Agreement among United Magazine
               Company, The Scherer Companies, all of the shareholders of The
               Scherer Companies, and Baker & Hostetler LLP
---------------------------------------------------------------------------------------
    2(cc)      Form of Document Escrow Agreement among United Magazine
               Company, Geo. R. Klein News Company, Central News Company,
               Newspapers Sales, Inc. (collectively, the "Klein Companies"), all of the shareholders of the Klein Companies, and Baker & Hostetler LLP
---------------------------------------------------------------------------------------
    2(dd)      Debenture Agreement dated October 9, 1996 among United Magazine
               Company, the holders of the debentures, and John Heiniger
=======================================================================================


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